UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                 811- 21386

Dreyfus Manager Funds I (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	03/31
Date of reporting period:	03/31/09

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Alpha Growth Fund

ANNUAL REPORT March 31, 2009

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statement of Changes in Net Assets

19	Financial Highlights

23	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Important Tax Information

34	Information About the Review and Approval of the Fund’s Management Agreement

38	Board Members Information

41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Alpha Growth Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this annual report for Dreyfus Alpha Growth Fund, covering the 12-month period from April 1, 2008, through March 31, 2009. The reporting period has been one of the most challenging for the U.S. economy and virtually all sectors and capitalization ranges of the stock markets. A relatively mild economic downturn over the first several months of 2008 was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged. On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus and support for troubled financial institutions.Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser. Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of April 1, 2008, through March 31, 2009, as provided by Warren Chiang, CFA; Prabhu Palani, CFA; and C.Wesley Boggs, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended March 31,2009,Dreyfus Alpha Growth Fund’s Class A shares produced a total return of –36.68%, Class B shares returned –37.20%, Class C shares returned –37.17% and Class I shares returned –36.76%1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) produced a total return of –38.09%, and the Russell 1000 Growth Index returned –34.28% for the same period.2,3

Stocks across all market sectors and capitalization ranges fell sharply, particularly over the fourth quarter of 2008, due to intensifying financial and economic crises.The fund produced returns that were slightly higher than the S&P 500 Index but lower than the Russell 1000 Growth Index. Performance was hurt by some disappointments in the health care sector.

The Fund’s Investment Approach

The fund seeks capital appreciation by investing in stocks selected using one or more quantitative models.These models are designed to identify equity securities with attractive long-term relative valuations, sustainable earnings, and behavioral factors, such as stock buy-backs and analysts’ earnings revisions, that may indicate potential misvaluations.

We use the models systematically to select approximately 50 to 80 securities. Generally, we maintain the fund’s sector concentrations in proportions that are similar to those of the Russell 1000 Growth Index. We periodically reapply our models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased. The fund’s models are enhanced from time to time as suggested by our ongoing research efforts.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Financial Crisis and Recession Roiled Stock Markets

Stocks declined sharply in the midst of a global financial crisis and a deepening U.S. recession, especially over the reporting period’s second half. Slumping home values, rising unemployment and plunging consumer confidence produced one of the most severe downturns since the Great Depression. Meanwhile, an ongoing credit crunch escalated over the summer of 2008 into a global financial crisis. Despite aggressive efforts by monetary and government authorities to forestall further deterioration, risk-averse investors punished most stocks. Particularly severe declines during the fourth quarter of 2008 were partly offset by a rally late in the first quarter of 2009, as investors looked forward to potentially better economic conditions.

Winners and Losers Among Individual Holdings

Our quantitative investment process proved relatively effective in 2008, enabling the fund to avoid the full brunt of heightened volatility in the fourth quarter of the year. However, our models were less effective during the first quarter of 2009, leading to some disappointing stock selections in the health care sector that dampened the fund’s relative performance for the reporting period overall.

In addition, a handful of fund holdings detracted from the fund’s results compared to its benchmarks. Most notably, consumer discretionary component Avon Products lost approximately half its value between the time it was added to the portfolio in June 2008 and its sale in February 2009.The stock’s decline appeared to be mainly the result of macroeconomic factors, as the company’s fundamentals generally remained strong. Although the fund sold its holdings of insurer American International Group before the troubled company was effectively nationalized by the U.S. government, the stock nonetheless ranked among the fund’s bottom performers.WyndhamWorldwide was hurt by the adverse effects of the economic slowdown on business and vacation travel. Information technology companies Ciena and MEMC Electronic Materials also were undermined by sluggish sales in the weak economy. Our position in Ciena was sold during the reporting period.

On the other hand, the fund scored successes in a variety of other areas. Among energy stocks, an overweight position in Occidental Petroleum

4

contributed positively to the fund’s relative performance, as we sold the stock before the steep decline in oil prices put downward pressure on integrated energy producers.Health care giant Bristol-Myers Squibb,one of the fund’s larger positions, posted a positive absolute return over the reporting period as investors flocked to companies with strong cash flows and little debt.The fund benefited from fortunate timing in the purchase and sale of discount retailer Big Lots, which benefited from consumers’ renewed preference for lower-cost goods. In the hard-hit financials sector, Charles Schwab held up better than most of its counterparts due to its fee-based business model.We sold our position in Charles Schwab during the reporting period. Finally, alternative energy company First Solar bolstered the fund’s results after we purchased it at attractive valuations at one of the market’s low points, after which the stock rebounded.

Cautious Optimism Over the Longer Term

We have maintained a cautious approach through the end of the reporting period. However, we recently have seen evidence that investors may be returning to a focus on the fundamental strengths and weaknesses of individual industries and companies, which we believe is a positive development for our investment approach.Therefore, we have begun to take selective advantage of what we believe to be attractively valued investment opportunities among fundamentally sound companies in a variety of market sectors.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.
3	SOURCE: LIPPER INC. — The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.The index does not take into account fees and expenses to which the fund is subject.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of
Dreyfus Alpha Growth Fund on 03/31/99 to a $10,000 investment made in the Russell 1000 Growth Index (the
“Index”) on that date. All dividends and capital gain distributions are reinvested.
Class A, B, C and I shares are subject to different sales charges and distribution and servicing fees. Performance for each share class in the line graph above includes returns for the predecessor fund and the current applicable sales loads.The fund’s other share classes have achieved different returns.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charges on Class A shares and all other applicable fees and expenses on all classes.The Russell 1000 Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 3/31/09

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	(40.33)%	(6.62)%	(1.51)%
without sales charge	(36.68)%	(5.50)%	(0.92)%
Class B shares
with applicable redemption charge †	(39.70)%	(6.53)%	(1.22)%
without redemption	(37.20)%	(6.25)%	(1.22)%
Class C shares
with applicable redemption charge ††	(37.79)%	(6.21)%	(1.51)%
without redemption	(37.17)%	(6.21)%	(1.51)%
Class I shares	(36.76)%	(5.38)%	(0.86)%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures for Class A, Class B, Class C and Class I shares shown in the table include the performance of the predecessor fund prior to April 30, 2004, and are adjusted to reflect the applicable sales loads. Performance for
Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
Prior to 8/1/02, the fund was known as the Bear Stearns Focus List Portfolio and employed a materially different investment strategy in pursuit of its objective of seeking capital appreciation. In deciding whether to invest in the fund, investors should consider that the fund’s historical performance prior to this time period does not reflect the fund’s current investment strategy. In addition, from time to time prior to 8/1/02, the fund allocated a portion of its assets to money market instruments, during which time the overall stock market declined substantially in value. These past allocations are a material factor contributing to the fund’s longer-term total return record.
† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Alpha Growth Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009
	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 5.63	$ 9.59	$ 9.21	$ 3.32
Ending value (after expenses)	$712.20	$709.00	$709.40	$709.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009
	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 6.64	$ 11.30	$ 10.85	$ 3.93
Ending value (after expenses)	$1,018.35	$1,013.71	$1,014.16	$1,021.04

† Expenses are equal to the fund’s annualized expense ratio of 1.32% for Class A, 2.25% for Class B, 2.16% for Class C and .78% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS March 31, 2009

Common Stocks—99.4%	Shares	Value ($)

Computers—2.0%
Apple	32,879 [a]	3,456,240
Consumer Discretionary—12.3%
Big Lots	11,500 [a]	238,970
Dollar Tree	44,700 [a]	1,991,385
Family Dollar Stores	8,800	293,656
GameStop, Cl. A	108,000 [a]	3,026,160
H & R Block	14,400	261,936
Hasbro	50,300	1,261,021
Johnson Controls	50,100	601,200
McDonald’s	114,314	6,238,115
Omnicom Group	5,400	126,360
Priceline.com	31,900 [a,b]	2,513,082
Snap-On	29,100	730,410
Strayer Education	12,900 [b]	2,320,323
Wyndham Worldwide	86,583	363,649
Yum! Brands	42,600	1,170,648
		21,136,915
Consumer Staples—6.8%
Altria Group	89,400	1,432,188
Avon Products	16,309	313,622
Colgate-Palmolive	42,000	2,477,160
ConAgra Foods	89,800	1,514,926
Kimberly-Clark	11,600	534,876
Lorillard	4,000	246,960
Philip Morris International	85,900	3,056,322
Safeway	14,446	291,665
SUPERVALU	92,600	1,322,328
Wal-Mart Stores	7,900	411,590
		11,601,637
Energy—7.5%
Alpha Natural Resources	3,900 [a,b]	69,225
Chevron	27,500	1,849,100
Consol Energy	30,000	757,200
Dresser-Rand Group	74,900 [a]	1,655,290

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Murphy Oil	38	1,701
Overseas Shipholding Group	55,300	1,253,651
Peabody Energy	133,900	3,352,856
Southwestern Energy	134,613 [a]	3,996,660
		12,935,683
Financial—6.3%
Aflac	180,800	3,500,288
American Express	37,200	507,036
Hudson City Bancorp	293,000	3,425,170
Loews	22,100	488,410
Northern Trust	8,000	478,560
NYSE Euronext	114,815 [b]	2,055,189
SLM	20,000 [a,b]	99,000
State Street	7,700	237,006
		10,790,659
Health Care—19.6%
Abbott Laboratories	111,700	5,328,090
AmerisourceBergen	8,600	280,876
Baxter International	104,408	5,347,778
Becton, Dickinson & Co.	46,200	3,106,488
Biogen Idec	16,800 [a]	880,656
Bristol-Myers Squibb	270,507	5,929,513
Celgene	20,200 [a]	896,880
Eli Lilly & Co.	114,800	3,835,468
Express Scripts	54,700 [a]	2,525,499
Forest Laboratories	18,997 [a]	417,174
Genzyme	11,800 [a]	700,802
Life Technologies	4,249 [a]	138,008
Medtronic	85,170	2,509,960
Merck & Co.	28,300	757,025
Pfizer	33,379	454,622
Varian Medical Systems	19,400 [a]	590,536
		33,699,375

10

Common Stocks (continued)	Shares	Value ($)

Industrial—15.3%
Alliant Techsystems	8,000 [a,b]	535,840
Burlington Northern Santa Fe	12,400	745,860
Corporate Executive Board	6,600	95,700
CSX	22,200	573,870
First Solar	29,100 [a,b]	3,861,570
Flowserve	33,800	1,896,856
General Dynamics	82,323	3,423,814
Honeywell International	67,200	1,872,192
KBR	30,000	414,300
L-3 Communications Holdings	29,700	2,013,660
Northrop Grumman	86,310	3,766,568
Pitney Bowes	8,500	198,475
Raytheon	105,600	4,112,064
Union Pacific	29,600	1,216,856
United Parcel Service, Cl. B	28,000 [b]	1,378,160
Waste Management	6,100 [b]	156,160
		26,261,945
Information Technology—23.3%
BMC Software	8,500 [a]	280,500
CA	115,385	2,031,930
Cisco Systems	52,905 [a]	887,217
Cree	54,200 [a,b]	1,275,326
Diebold	41,900	894,565
EMC	89,000 [a]	1,014,600
F5 Networks	18,500 [a]	387,575
FLIR Systems	68,400 [a]	1,400,832
Hewlett-Packard	141,588	4,539,311
Intel	283,500	4,266,675
International Business Machines	97,700	9,466,153
Juniper Networks	95,700 [a]	1,441,242
MasterCard, Cl. A	6,900 [b]	1,155,612
Microsoft	240,701	4,421,677
Oracle	27,800	502,346

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Silicon Laboratories	34,900 [a]	921,360
Sohu.com	88,600 [a,b]	3,660,066
Visa, Cl. A	26,600	1,478,960
		40,025,947
Materials—6.1%
Ecolab	54,600	1,896,258
Monsanto	64,525	5,362,027
Mosaic	8,300	348,434
Newmont Mining	19,000	850,440
Pactiv	103,400 [a]	1,508,606
Rohm & Haas	5,200	409,968
United States Steel	6,900 [b]	145,797
		10,521,530
Telecommunication Services—.1%
Embarq	3,400	128,690
Utilities—.1%
Calpine	14,900 [a]	101,469
Constellation Energy Group	7,500	154,950
		256,419
Total Common Stocks
(cost $207,604,186)		170,815,040

Other Investment—.9%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,547,000)	1,547,000 [c]	1,547,000

12

Investment of Cash Collateral
for Securities Loaned—9.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $15,793,536)	15,793,536 [c]	15,793,536

Total Investments (cost $224,944,722)	109.5%	188,155,576
Liabilities, Less Cash and Receivables	(9.5%)	(16,362,567)
Net Assets	100.0%	171,793,009

a Non-income producing security.
b All or a portion of these securities are on loan.At March 31, 2009, the total market value of the fund’s securities on loan is $15,480,449 and the total market value of the collateral held by the fund is $15,793,536.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	23.3	Financial	6.3
Health Care	19.6	Materials	6.1
Industrial	15.3	Computers	2.0
Consumer Discretionary	12.3	Telecommunication Services	.1
Money Market Investments	10.1	Utilities	.1
Energy	7.5
Consumer Staples	6.8		109.5

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,480,449)—Note 1(b):
Unaffiliated issuers		207,604,186 170,815,040
Affiliated issuers			17,340,536	17,340,536
Dividends and interest receivable				202,510
Receivable for shares of Beneficial Interest subscribed				18,616
Prepaid expenses				37,284
			188,413,986
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				218,117
Cash overdraft due to Custodian				189,872
Liability for securities on loan—Note 1(b)				15,793,536
Payable for shares of Beneficial Interest redeemed				261,623
Accrued expenses				157,829
				16,620,977
Net Assets ($)			171,793,009
Composition of Net Assets ($):
Paid-in capital			342,535,578
Accumulated net realized gain (loss) on investments			(133,953,423)
Accumulated net unrealized appreciation
(depreciation) on investments				(36,789,146)
Net Assets ($)			171,793,009

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	120,696,948	15,719,626	34,758,739	617,696
Shares Outstanding	10,277,214	1,445,270	3,180,684	52,390
Net Asset Value Per Share ($)	11.74	10.88	10.93	11.79

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended March 31, 2009

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,628,777
Affiliated issuers	46,257
Income from securities lending	163,032
Total Income	5,838,066
Expenses:
Management fee—Note 3(a)	2,332,080
Shareholder servicing costs—Note 3(c)	1,381,107
Distribution fees—Note 3(b)	725,453
Professional fees	62,025
Registration fees	60,707
Prospectus and shareholders’ reports	58,030
Custodian fees—Note 3(c)	25,204
Trustees’ fees and expenses—Note 3(d)	16,552
Loan commitment fees—Note 2	700
Interest expense—Note 2	64
Miscellaneous	32,296
Total Expenses	4,694,218
Less—reduction in fees due to earnings credits—Note 1(b)	(24,285)
Net Expenses	4,669,933
Investment Income—Net	1,168,133
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(124,822,415)
Net unrealized appreciation (depreciation) on investments	(2,744,585)
Net Realized and Unrealized Gain (Loss) on Investments	(127,567,000)
Net (Decrease) in Net Assets Resulting from Operations	(126,398,867)

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,

	2009[a]	2008[b]

Operations ($):
Investment income (loss)—net	1,168,133	(2,100,312)
Net realized gain (loss) on investments	(124,822,415)	81,665,681
Net unrealized appreciation
(depreciation) on investments	(2,744,585)	(93,987,506)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(126,398,867)	(14,422,137)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,059,428)	—
Class I Shares	(10,076)	—
Class T Shares	(130,970)	—
Net realized gain on investments:
Class A Shares	(512,627)	(58,327,464)
Class B Shares	(98,067)	(6,991,606)
Class C Shares	(224,387)	(17,613,100)
Class I Shares	(3,620)	(5,060,809)
Class T Shares	(110,679)	(9,714,614)
Total Dividends	(2,149,854)	(97,707,593)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	57,661,845	47,949,192
Class B Shares	218,098	826,949
Class C Shares	2,968,186	12,397,347
Class I Shares	1,133,592	6,478,037
Class T Shares	2,335,710	6,499,639

16

	Year Ended March 31,

	2009[a]	2008[b]

Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A Shares	1,477,111	54,719,733
Class B Shares	88,383	6,328,813
Class C Shares	174,975	13,846,175
Class I Shares	13,193	4,834,641
Class T Shares	233,543	9,397,088
Cost of shares redeemed:
Class A Shares	(148,076,326)	(546,596,044)
Class B Shares	(10,274,737)	(25,307,261)
Class C Shares	(30,446,071)	(102,185,735)
Class I Shares	(23,751,990)	(19,212,853)
Class T Shares	(41,102,560)	(63,655,288)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(187,347,048)	(593,679,567)
Total Increase (Decrease) in Net Assets	(315,895,769)	(705,809,297)
Net Assets ($):
Beginning of Period	487,688,778	1,193,498,075
End of Period	171,793,009	487,688,778

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31,

	2009[a]	2008[b]

Capital Share Transactions:
Class Ac,d
Shares sold	4,389,777	2,082,632
Shares issued for dividends reinvested	124,546	2,564,327
Shares redeemed	(9,212,735)	(23,930,137)
Net Increase (Decrease) in Shares Outstanding	(4,698,412)	(19,283,178)
Class Bc
Shares sold	16,350	39,030
Shares issued for dividends reinvested	8,028	319,723
Shares redeemed	(712,831)	(1,203,345)
Net Increase (Decrease) in Shares Outstanding	(688,453)	(844,592)
Class C
Shares sold	221,299	573,388
Shares issued for dividends reinvested	15,806	696,487
Shares redeemed	(2,059,913)	(4,794,940)
Net Increase (Decrease) in Shares Outstanding	(1,822,808)	(3,525,065)
Class I
Shares sold	59,744	290,101
Shares issued for dividends reinvested	1,108	224,867
Shares redeemed	(1,567,669)	(862,266)
Net Increase (Decrease) in Shares Outstanding	(1,506,817)	(347,298)
Class Td
Shares sold	146,434	283,841
Shares issued for dividends reinvested	19,859	444,768
Shares redeemed	(2,923,888)	(2,812,042)
Net Increase (Decrease) in Shares Outstanding	(2,757,595)	(2,083,433)

a	Effective close of business on February 4, 2009, the fund no longer offers Class T shares.
b	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
c	During the period ended March 31, 2009, 144,806 Class B shares representing $2,134,621, were automatically converted to 133,815 Class A shares and during the period ended March 31, 2008, 130,131 Class B shares representing $2,775,340 were automatically converted to 121,750 Class A shares.
d	On the close of business on February 4, 2009, 1,411,189 Class T shares representing $17,174,170 were automatically converted to 1,397,410 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,

Class A Shares	2009	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	18.83	23.02	24.58	19.82	17.62
Investment Operations:
Investment income (loss)—net[b]	.10	(.01)	.03	.01	(.01)
Net realized and unrealized
gain (loss) on investments	(7.01)	(1.04)	(.47)	4.79	2.21
Total from Investment Operations	(6.91)	(1.05)	(.44)	4.80	2.20
Distributions:
Dividends from investment income—net	(.12)	—	—	—	—
Dividends from net realized
gain on investments	(.06)	(3.14)	(1.12)	(.04)	—
Total Distributions	(.18)	(3.14)	(1.12)	(.04)	—
Net asset value, end of period	11.74	18.83	23.02	24.58	19.82
Total Return (%)[c]	(36.68)	(6.18)	(1.66)	24.20	12.49[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.27	1.19	1.14	1.17	1.15[d]
Ratio of net expenses
to average net assets	1.26	1.19[e]	1.14	1.17	1.15[d]
Ratio of net investment income
(loss) to average net assets	.63	(.05)	.15	.04	(.04)[d]
Portfolio Turnover Rate	114.25	130.42	186.08	128.55	87.73
Net Assets, end of period ($ x 1,000)	120,697	282,003	788,639	600,414	90,122

a	From May 1, 2004 (commencement of operations) to March 31, 2005.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class B Shares	2009	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	17.42	21.69	23.42	19.02	20.32
Investment Operations:
Investment (loss)—net[b]	(.03)	(.19)	(.14)	(.16)	(.13)
Net realized and unrealized
gain (loss) on investments	(6.45)	(.94)	(.47)	4.60	.58
Total from Investment Operations	(6.48)	(1.13)	(.61)	4.44	.45
Distributions:
Dividends from net realized
gain on investments	(.06)	(3.14)	(1.12)	(.04)	(1.75)
Net asset value, end of period	10.88	17.42	21.69	23.42	19.02
Total Return (%)[c]	(37.20)	(6.97)	(2.50)	23.33	3.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.14	2.03	1.95	1.97	2.00
Ratio of net expenses
to average net assets	2.13	2.03[d]	1.95	1.90	1.90
Ratio of net investment (loss)
to average net assets	(.22)	(.90)	(.67)	(.74)	(.74)
Portfolio Turnover Rate	114.25	130.42	186.08	128.55	87.73
Net Assets, end of period ($ x 1,000)	15,720	37,176	64,606	80,297	39,215

a	Represents information for Class B shares of the fund’s predecessor, Bear Stearns Alpha Growth Portfolio, through
April 30, 2004.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

20

		Year Ended March 31,

Class C Shares	2009	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	17.49	21.75	23.47	19.06	20.35
Investment Operations:
Investment (loss)—net[b]	(.03)	(.18)	(.14)	(.15)	(.14)
Net realized and unrealized
gain (loss) on investments	(6.47)	(.94)	(.46)	4.60	.60
Total from Investment Operations	(6.50)	(1.12)	(.60)	4.45	.46
Distributions:
Dividends from net realized
gain on investments	(.06)	(3.14)	(1.12)	(.04)	(1.75)
Net asset value, end of period	10.93	17.49	21.75	23.47	19.06
Total Return (%)[c]	(37.17)	(6.94)	(2.41)	23.33	3.13
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.08	1.96	1.92	1.94	1.98
Ratio of net expenses
to average net assets	2.07	1.96[d]	1.92	1.90	1.90
Ratio of net investment (loss)
to average net assets	(.17)	(.83)	(.64)	(.72)	(.74)
Portfolio Turnover Rate	114.25	130.42	186.08	128.55	87.73
Net Assets, end of period ($ x 1,000)	34,759	87,532	185,538	155,483	51,470

a	Represents information for Class C shares of the fund’s predecessor, Bear Stearns Alpha Growth Portfolio, through
April 30, 2004.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class I Shares	2009	2008[a]	2007	2006	2005[b]

Per Share Data ($):
Net asset value, beginning of period	19.00	23.12	24.60	19.80	17.62
Investment Operations:
Investment income—net[c]	.15	.07	.11	.09	.04
Net realized and unrealized
gain (loss) on investments	(7.13)	(1.05)	(.47)	4.75	2.14
Total from Investment Operations	(6.98)	(.98)	(.36)	4.84	2.18
Distributions:
Dividends from investment income—net	(.17)	—	—	—	—
Dividends from net realized
gain on investments	(.06)	(3.14)	(1.12)	(.04)	—
Total Distributions	(.23)	(3.14)	(1.12)	(.04)	—
Net asset value, end of period	11.79	19.00	23.12	24.60	19.80
Total Return (%)	(36.76)	(5.83)	(1.33)	24.43	12.37[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84	.84	.81	.90	.86[d]
Ratio of net expenses
to average net assets	.83	.84[e]	.81	.90	.86[d]
Ratio of net investment income
to average net assets	.83	.31	.47	.38	.20[d]
Portfolio Turnover Rate	114.25	130.42	186.08	128.55	87.73
Net Assets, end of period ($ x 1,000)	618	29,622	44,073	48,246	2,605

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	From May 1, 2004 (commencement of operations) to March 31, 2005.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Alpha Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers three series, including the fund.The fund’s investment objective seeks capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on July 15, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Company and the fund from “Dreyfus Premier Manager Funds I” and “Dreyfus Premier Alpha Growth Fund” to “Dreyfus Manager Funds I” and “Dreyfus Alpha Growth Fund”, respectively.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in ClassT shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their ClassT shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

24

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investment in
Securities	188,155,576	—	—	188,155,576
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

      † Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

26

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2009, The Bank of New York Mellon earned $69,871 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended March 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $59,643,355 and unrealized depreciation $38,167,102. In addition, the fund had $72,932,112 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2009. If not applied the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2009 and March 31, 2008 were as follows: ordinary income $2,078,650 and $69,255,242 and long-term capital gains $71,204 and $28,452,351, respectively.

During the period ended March 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for excess distributions, the fund increased accumulated undistributed invest-

28

ment income-net by $32,341, increased accumulated net realized gain (loss) on investments by $8,528 and decreased paid-in capital by $40,869. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to May 1, 2008, the fund participated with other Dreyfus-managed funds in a $100 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”). Effective May 1, 2008, the fund participates with other Dreyfus-managed funds in a $300 million BNYM Facility primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the BNYM Facility limits the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility.

The average daily amount of borrowings outstanding under the BNYM Facilities during the period ended March 31, 2009, was approximately $6,900 with related weighted average annualized interest rate of .91%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended March 31, 2009, the Distributor retained $6,600 and $263 from commissions earned on sales of the fund’s Class A and ClassT shares,respectively,and $74,244 and $19,406 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Distributor for distributing their shares at an annual rate of .75 % of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2009, Class B, Class C and Class T shares were charged $198,667, $450,106 and $76,680, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and ClassT shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2009, Class A, Class B, Class C and Class T shares were charged $446,885, $66,222, $150,036 and $76,680, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $216,519 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $24,285 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $25,204 pursuant to the custody agreement.

30

During the period ended March 31, 2009, the fund was charged $5,070 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $106,087, Rule 12b-1 distribution plan fees $31,072, shareholder services plan fees $35,235, custodian fees $11,850, chief compliance officer fees $2,394 and transfer agency per account fees $31,479.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2009, amounted to $356,426,927 and $544,279,399, respectively.

At March 31, 2009, the cost of investments for federal income tax purposes was $226,322,678; accordingly, accumulated net unrealized depreciation on investments was $38,167,102, consisting of $3,852,729 gross unrealized appreciation and $42,019,831 gross unrealized depreciation.

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Alpha Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Alpha Growth Fund (formerly, Dreyfus Premier Alpha Growth Fund) (one of the series comprising Dreyfus Manager Funds I) (formerly, Dreyfus Premier Manager Funds I) as of March 31, 2009 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Alpha Growth Fund at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S generally accepted accounting principles.

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0045 per share as a long-term capital gain distribution and $.0555 per share as a short-term capital gain distribution paid on December 5, 2008.Also the fund hereby designates 62.33% of the ordinary dividends paid during the fiscal year ended March 31, 2009 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,206,515 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2010. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration, and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

34

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, front-end load, multi-cap growth funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional multi-cap growth funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the second quartile of its Performance Group and the first quartile of its Performance Universe for the one-year period ended December 31, 2008. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s actual management fee was slightly higher than the Expense Group and Expense Universe medians, while the fund’s expense ratio was lower than the Expense Group and the Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing,

36

the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) *(continued)*

Dr. Martin Peretz (69)
Board Member (2006)

Principal Occupation During Past 5 Years:
- Editor-in-Chief of The New Republic Magazine
- Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:
- American Council of Trustees and Alumni, Director
- Pershing Square Capital Management, Advisor
- Montefiore Ventures, General Partner
- Harvard Center for Blood Research, Trustee
- Bard College, Trustee
- Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 33

Anne Wexler (79)
Board Member (2003)

Principal Occupation During Past 5 Years:
- Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present

Other Board Memberships and Affiliations:
- The Community Foundation for the National Capital Region, Director
- Member of the Council of Foreign Relations
- WETA-DC's Public TV and Radio Station, Vice Chairman

No. of Portfolios for which Board Member Serves: 47

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 76 investment companies (comprised of 172 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 172 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager - Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 193 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 189 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

42

NOTES

For More Information

Dreyfus
Alpha Growth Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DPWAX	Class B: BSFBX	Class C: BSFCX
	Class I: DPARX		

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

6031AR0309

Dreyfus S&P STARS Fund

ANNUAL REPORT March 31, 2009

BNY MELLON ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

17	Financial Highlights

21	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Information About the Review and Approval of the Fund’s Management Agreement

37	Board Members Information

40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus S&P STARS Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this annual report for Dreyfus S&P STARS Fund, covering the 12-month period from April 1, 2008, through March 31, 2009. The reporting period has been one of the most challenging for the U.S. economy and virtually all sectors and capitalization ranges of the stock markets. A relatively mild economic downturn over the first several months of 2008 was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged. On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus and support for troubled financial institutions.Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser. Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the reporting period of April 1, 2008, through March 31, 2009, as provided by Fred A. Kuehndorf, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended March 31, 2009, Dreyfus S&P STARS Fund’s Class A shares produced a total return of –38.66%, Class B shares returned –39.27%, Class C shares returned –39.18%, and Class I shares returned –38.40%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of –38.06% for the same period. In addition, the Russell 1000 Growth Index produced a total return of –34.28% for the same period.2,3

Stocks across all market sectors and capitalization ranges fell sharply, particularly over the fourth quarter of 2008, due to intensifying financial and economic crises.The fund produced returns that were lower than its benchmark, primarily stemming from disappointments in the energy, utilities and consumer staples sectors.

On a separate note, effective January 6, 2009, Fred A. Kuehndorf became the fund’s primary portfolio manager.

The Fund’s Investment Approach

The fund seeks to provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.To pursue this goal, the managers employ the Standard & Poor’s STock Appreciation Ranking System (or “STARS”), S&P’s proprietary stock research rating system. The managers generally use STARS to identify common stocks in the highest categories (5 and 4 STARS) for purchase, and in the lowest category (1 and 2 STARS) for short-selling. The managers independently analyze the stocks and identify for purchase those they believe have the greatest potential for growth and are reasonably priced.

Financial Crisis and Recession Roiled Stock Markets

Stocks declined sharply in the midst of a global financial crisis and a deepening U.S. recession, especially over the reporting period’s second

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

half. Slumping home values, rising unemployment and plunging consumer confidence produced one of the most severe downturns since the Great Depression. Meanwhile, an ongoing credit crunch escalated over the summer of 2008 into a global financial crisis. Despite aggressive efforts by monetary and government authorities to forestall further deterioration, risk-averse investors punished most stocks. Particularly severe declines during the fourth quarter of 2008 were partly offset by a rally late in the first quarter of 2009, as investors looked forward to potentially better economic conditions.

Fund’s Performance Hurt by Stock Selection

Although the S&P STARS methodology’s emphasis on positive cash flows and attractive intrinsic values has proven relatively effective during previous market downturns, such was not the case during the extreme turbulence of the reporting period, when a number of large-cap stocks with four- and five-star rankings declined sharply despite what we believe to be sound underlying business fundamentals.

Disappointments during the reporting period included our stock selection strategy in the energy sector, where we focused on exploration-and-production firms, such as Nabors Industries, which was sold during the reporting period, and Noble Energy, over better performing integrated oil producers. The fund also suffered from underweighted exposure to utilities stocks, as electricity producersThe AES Corporation and Mirant, which was sold during the reporting period, fell sharply amid falling commodity prices. Finally, an underweighted position in the consumer staples sector undermined returns, and Procter & Gamble and CVS Caremark Corp. fell steeply despite five-star ratings from STARS.

The hard-hit financials sector represented the fund’s most significant area of positive relative performance. Underweighted exposure to the sector bolstered returns, as did strong stock selections, such as People’s United Financial, a well managed regional bank with little exposure to the credit crisis.The fund did not own some of the financial institutions at the epicenter of the credit crisis, such as American International Group, Citigroup and Bank of America.The fund’s investments in the information technology sector also fared relatively well, led by consumer electronics innovator Apple. The fund also benefited from fortunate timing in the sale of F5 Networks and the purchase of International Business Machines. An underweighted position among industrial stocks sheltered the fund from the brunt of the sector’s overall weakness. Finally, the fund received positive contributions from Family Dollar Stores and McDonald’s, which benefited from renewed cost consciousness among consumers.

Cautious Optimism Over the Longer Term

We have maintained a cautious approach in advance of the release of first-quarter earnings, which we expect to be disappointing. However, we are more optimistic over the longer term.With interest rates at historical lows, energy prices substantially lower than one year ago and the prospect of massive government spending to stimulate the U.S. economy, we believe that economic conditions may improve more than most analysts currently expect over the second half of 2009.

In our judgment,STARS’s discounted cash flow model may be especially well suited to identifying opportunities among beaten-down stocks that could lead the market higher in the early stages of an economic recovery. Companies with positive cash flows may be able to weather the downturn better — and seize opportunities more quickly when an upturn begins — than their less financially sound counterparts. Accordingly, we recently have established positions in industries and companies that historically have done well early in the economic cycle.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 1, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Each index reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.The Russell 1000
Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.The indices do not take into account fees and expenses to which the fund is subject.
3	“Standard & Poor’s®,”“S&P®” and “STARS®” are trademarks of The McGraw-Hill
Companies, Inc., and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund and is not an index fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of Dreyfus S&P STARS Fund on 03/31/99 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

Class A, B, C and I shares are subject to different sales charges and distribution and servicing fees. Performance for each share class in the line graph above includes returns for the predecessor fund and the current applicable sales loads.The fund’s other share classes have achieved different returns.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charges on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/09
	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	(42.19)%	(6.59)%	(3.51)%
without sales charge	(38.66)%	(5.47)%	(2.93)%
Class B shares
with applicable redemption charge †	(41.70)%	(6.62)%	(3.23)%
without redemption	(39.27)%	(6.24)%	(3.23)%
Class C shares
with applicable redemption charge ††	(39.79)%	(6.19)%	(3.54)%
without redemption	(39.18)%	(6.19)%	(3.54)%
Class I shares	(38.40)%	(5.11)%	(2.48)%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures for Class A, Class B, Class C and Class I shares shown in the table include the performance of the predecessor fund prior to April 30, 2004, and are adjusted to reflect the applicable sales loads. Performance for
Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus S&P STARS Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009
	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 6.17	$ 10.40	$ 9.55	$ 3.87
Ending value (after expenses)	$706.40	$702.10	$703.10	$707.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009
	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 7.29	$ 12.29	$ 11.30	$ 4.58
Ending value (after expenses)	$1,017.70	$1,012.72	$1,013.71	$1,020.39

† Expenses are equal to the fund’s annualized expense ratio of 1.45% for Class A, 2.45% for Class B, 2.25% for Class C and .91% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS March 31, 2009

Common Stocks—98.4%	Shares	Value ($)

Consumer Discretionary—11.9%
DeVry	80,000	3,854,400
Family Dollar Stores	143,000 [a]	4,771,910
GameStop, Cl. A	200,000 [b]	5,604,000
McDonald’s	67,700	3,694,389
PetSmart	300,000	6,288,000
Staples	320,000	5,795,200
Starbucks	537,000 [b]	5,966,070
		35,973,969
Consumer Staples—11.5%
Coca-Cola	121,250	5,328,938
Colgate-Palmolive	72,000	4,246,560
CVS Caremark	233,890	6,429,636
General Mills	50,000	2,494,000
Kraft Foods, Cl. A	120,000	2,674,800
Procter & Gamble	150,000	7,063,500
Wal-Mart Stores	120,000	6,252,000
		34,489,434
Energy—12.3%
Chevron	116,780	7,852,287
ConocoPhillips	139,790	5,474,176
Exxon Mobil	90,000	6,129,000
Noble	303,890 [a]	7,320,710
Transocean	96,220 [a,b]	5,661,585
XTO Energy	147,000	4,501,140
		36,938,898
Financial—10.3%
Aflac	131,320	2,542,355
Chubb	75,000	3,174,000
Cullen/Frost Bankers	111,000	5,210,340
JPMorgan Chase & Co.	225,000	5,980,500
People’s United Financial	393,600	7,072,992
Travelers Cos.	176,220	7,161,581
		31,141,768

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care—14.7%
Abbott Laboratories	92,000	4,388,400
Amgen	50,000 [b]	2,476,000
C.R. Bard	20,000	1,594,400
Celgene	83,000 [b]	3,685,200
Cephalon	100,000 [a,b]	6,810,000
Express Scripts	50,000 [b]	2,308,500
Genzyme	115,000 [b]	6,829,850
Gilead Sciences	181,000 [b]	8,383,920
Johnson & Johnson	114,380	6,016,388
St. Jude Medical	50,000 [b]	1,816,500
		44,309,158
Industrial—7.8%
C.H. Robinson Worldwide	81,000	3,694,410
Caterpillar	80,000	2,236,800
Delta Air Lines	367,000 [a,b]	2,066,210
Fastenal	100,000 a	3,215,500
General Electric	335,510	3,392,006
Jacobs Engineering Group	105,000 [b]	4,059,300
United Technologies	110,000	4,727,800
		23,392,026
Information Technology—21.3%
Accenture, Cl. A	150,000	4,123,500
Apple	60,000 [b]	6,307,200
Applied Materials	400,000	4,300,000
Cisco Systems	211,000 [b]	3,538,470
eBay	230,000 [b]	2,888,800
EMC	370,000 [b]	4,218,000

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Fiserv	85,000 [b]	3,099,100
Google, Cl. A	20,590 [b]	7,166,555
Hewlett-Packard	148,270	4,753,536
Intel	250,000	3,762,500
International Business Machines	68,000	6,588,520
Microsoft	288,580	5,301,215
Oracle	440,000	7,950,800
		63,998,196
Materials—3.0%
Crown Holdings	175,000 [b]	3,977,750
Monsanto	62,000	5,152,200
		9,129,950
Telecommunication Services—2.2%
AT & T	268,570	6,767,964
Utilities—3.4%
AES	500,000 [b]	2,905,000
Entergy	83,000	5,651,470
ONEOK	70,000	1,584,100
		10,140,570
Total Common Stocks
(cost $396,744,184)		296,281,933

Other Investment—.4%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,161,000)	1,161,000 [c]	1,161,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—7.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $23,318,633)	23,318,633 [c]	23,318,633

Total Investments (cost $421,223,817)	106.5%	320,761,566
Liabilities, Less Cash and Receivables	(6.5%)	(19,685,662)
Net Assets	100.0%	301,075,904

a All or a portion of these securities are on loan.At March 31, 2009, the total market value of the fund’s securities on loan is $22,649,501 and the total market value of the collateral held by the fund is $23,318,633.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	21.3	Money Market Investments	8.1
Health Care	14.7	Industrial	7.8
Energy	12.3	Utilities	3.4
Consumer Discretionary	11.9	Materials	3.0
Consumer Staples	11.5	Telecommunication Services	2.2
Financial	10.3		106.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $22,649,501)—Note 1(b):
Unaffiliated issuers		396,744,184		296,281,933
Affiliated issuers			24,479,633	24,479,633
Receivable for investment securities sold				4,515,350
Dividends and interest receivable				370,149
Receivable for shares of Beneficial Interest subscribed				65,507
Prepaid expenses				52,591
				325,765,163
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				426,103
Cash overdraft due to Custodian				156,090
Liability for securities on loan—Note 1(b)				23,318,633
Payable for shares of Beneficial Interest redeemed				336,298
Payable for licence fee				123,480
Interest payable—Note 2				74
Accrued expenses				328,581
				24,689,259
Net Assets ($)				301,075,904
Composition of Net Assets ($):
Paid-in capital			1,078,599,941
Accumulated net realized gain (loss) on investments				(677,061,786)
Accumulated net unrealized appreciation
(depreciation) on investments				(100,462,251)
Net Assets ($)				301,075,904

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	188,584,567	34,919,434	73,654,568	3,917,335
Shares Outstanding	10,681,154	2,134,386	4,493,741	209,040
Net Asset Value Per Share ($)	17.66	16.36	16.39	18.74

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended March 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $44,384 foreign taxes withheld at source):
Unaffiliated issuers	7,427,980
Affiliated issuers	35,723
Income from securities lending	441,724
Interest	28,489
Total Income	7,933,916
Expenses:
Management fee—Note 3(a)	3,844,235
Shareholder servicing costs—Note 3(c)	2,642,499
Distribution fees—Note 3(b)	1,887,102
License fee—Note 3(a)	811,979
Prospectus and shareholders’ reports	92,156
Professional fees	77,831
Registration fees	69,152
Dividends on securities sold short	62,100
Custodian fees—Note 3(c)	59,858
Trustees’ fees and expenses—Note 3(d)	57,543
Interest expense—Note 2	36,318
Loan commitment fees—Note 2	200
Miscellaneous	31,145
Total Expenses	9,672,118
Less—reduction in management fee due to undertaking—Note 3(a)	(550,584)
Less—reduction in fees due to earnings credits—Note 1(b)	(83,741)
Net Expenses	9,037,793
Investment (Loss)—Net	(1,103,877)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions:
Unaffiliated issuers	(130,201,146)
Affiliated issuers	(664,336)
Short sale transactions	(314,660)
Net realized gain (loss) on financial futures	6,299,677
Net Realized Gain (Loss)	(124,880,465)
Net unrealized appreciation (depreciation)
on investments and securities sold short:
Unaffiliated issuers	(123,360,923)
Affiliated issuers	1,599,203
Net Unrealized Appreciation (Depreciation)	(121,761,720)
Net Realized and Unrealized Gain (Loss) on Investments	(246,642,185)
Net (Decrease) in Net Assets Resulting from Operations	(247,746,062)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,

	2009[a]	2008[b]

Operations ($):
Investment (loss)—net	(1,103,877)	(7,807,652)
Net realized gain (loss) on investments	(124,880,465)	18,484,068
Net unrealized appreciation
(depreciation) on investments	(121,761,720)	(131,762,204)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(247,746,062)	(121,085,788)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	176,088,101	133,917,802
Class B Shares	208,938	2,667,377
Class C Shares	1,906,285	10,576,816
Class I Shares	3,623,918	20,373,702
Class T Shares	2,899,623	9,735,731
Cost of shares redeemed:
Class A Shares	(76,523,223)	(69,557,385)
Class B Shares	(72,784,650)	(109,121,316)
Class C Shares	(32,809,601)	(50,401,340)
Class I Shares	(96,607,450)	(29,430,581)
Class T Shares	(171,707,743)	(93,203,683)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(265,705,802)	(174,442,877)
Total Increase (Decrease) in Net Assets	(513,451,864)	(295,528,665)
Net Assets ($):
Beginning of Period	814,527,768	1,110,056,433
End of Period	301,075,904	814,527,768

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31,

	2009[a]	2008[b]

Capital Share Transactions:
Class Ac,d
Shares sold	8,877,688	4,031,788
Shares redeemed	(3,188,202)	(2,170,042)
Net Increase (Decrease) in Shares Outstanding	5,689,486	1,861,746
Class Bc
Shares sold	9,941	83,655
Shares redeemed	(3,145,670)	(3,542,227)
Net Increase (Decrease) in Shares Outstanding	(3,135,729)	(3,458,572)
Class C
Shares sold	87,755	336,768
Shares redeemed	(1,479,190)	(1,642,207)
Net Increase (Decrease) in Shares Outstanding	(1,391,435)	(1,305,439)
Class I
Shares sold	126,523	596,071
Shares redeemed	(4,051,290)	(867,122)
Net Increase (Decrease) in Shares Outstanding	(3,924,767)	(271,051)
Class Td
Shares sold	115,582	309,917
Shares redeemed	(8,687,161)	(2,921,004)
Net Increase (Decrease) in Shares Outstanding	(8,571,579)	(2,611,087)

a	Effective close of business on February 4, 2009, the fund no longer offers Class T shares.
b	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
c	During the period ended March 31, 2009, 1,671,432 Class B shares representing $38,442,535, were automatically converted to 1,557,805 Class A shares and during the period ended March 31, 2008, 936,066
Class B shares representing $28,760,233 were automatically converted to 879,177 Class A shares.
d	On the close of business on February 4, 2009, 6,491,792 Class T shares representing $117,890,939 were automatically converted to 6,417,580 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,

Class A Shares	2009	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	28.79	32.75	30.78	25.60	22.28
Investment Operations:
Investment income (loss)—net[b]	.06	(.13)	(.10)	(.11)	(.08)
Net realized and unrealized
gain (loss) on investments	(11.19)	(3.83)	2.07	5.29	3.40
Total from Investment Operations	(11.13)	(3.96)	1.97	5.18	3.32
Net asset value, end of period	17.66	28.79	32.75	30.78	25.60
Total Return (%)[c]	(38.66)	(12.09)	6.40	20.24	14.90[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.47	1.28	1.25	1.21	1.28[d]
Ratio of net expenses
to average net assets	1.36	1.23	1.24	1.21[e]	1.28[d,e]
Ratio of net investment income
(loss) to average net assets	.24	(.39)	(.31)	(.40)	(.44)[d]
Portfolio Turnover Rate	61.37	132.79	123.41	123.11	140.38
Net Assets, end of period ($ x 1,000)	188,585	143,729	102,515	35,578	7,790

a	From May 1, 2004 (commencement of operations) to March 31, 2005.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class B Shares	2009	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	26.94	30.90	29.28	24.54	22.58
Investment Operations:
Investment (loss)—net[b]	(.18)	(.38)	(.35)	(.32)	(.24)
Net realized and unrealized
gain (loss) on investments	(10.40)	(3.58)	1.97	5.06	2.20
Total from Investment Operations	(10.58)	(3.96)	1.62	4.74	1.96
Net asset value, end of period	16.36	26.94	30.90	29.28	24.54
Total Return (%)[c]	(39.27)	(12.84)	5.57	19.32	8.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.31	2.11	2.10	2.10	2.10
Ratio of net expenses
to average net assets	2.20	2.06	2.09	2.00	2.02
Ratio of net investment (loss)
to average net assets	(.79)	(1.23)	(1.21)	(1.21)	(1.03)
Portfolio Turnover Rate	61.37	132.79	123.41	123.11	140.38
Net Assets, end of period ($ x 1,000)	34,919	141,979	269,747	357,315	366,711

a	Represents information for Class B shares of the fund’s predecessor, Bear Stearns S&P STARS Portfolio, through
April 30, 2004.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
See notes to financial statements.

		Year Ended March 31,

Class C Shares	2009	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	26.95	30.89	29.26	24.53	22.56
Investment Operations:
Investment (loss)—net[b]	(.15)	(.36)	(.34)	(.32)	(.24)
Net realized and unrealized
gain (loss) on investments	(10.41)	(3.58)	1.97	5.05	2.21
Total from Investment Operations	(10.56)	(3.94)	1.63	4.73	1.97
Net asset value, end of period	16.39	26.95	30.89	29.26	24.53
Total Return (%)[c]	(39.18)	(12.76)	5.57	19.28	8.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.23	2.05	2.07	2.08	2.08
Ratio of net expenses
to average net assets	2.12	2.00	2.06	2.00	2.02
Ratio of net investment (loss)
to average net assets	(.65)	(1.17)	(1.18)	(1.21)	(1.03)
Portfolio Turnover Rate	61.37	132.79	123.41	123.11	140.38
Net Assets, end of period ($ x 1,000)	73,655	158,580	222,114	255,990	252,671

a	Represents information for Class C shares of the fund’s predecessor, Bear Stearns S&P STARS Portfolio, through
April 30, 2004.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class I Shares	2009	2008[a]	2007	2006	2005[b]

Per Share Data ($):
Net asset value, beginning of period	30.42	34.48	32.30	26.77	24.36
Investment Operations:
Investment income (loss)—net[c]	.12	(.01)	(.01)	(.03)	.02
Net realized and unrealized
gain (loss) on investments	(11.80)	(4.05)	2.19	5.56	2.39
Total from Investment Operations	(11.68)	(4.06)	2.18	5.53	2.41
Net asset value, end of period	18.74	30.42	34.48	32.30	26.77
Total Return (%)	(38.40)	(11.78)	6.75	20.66	9.89
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	.92	.93	.92	.94
Ratio of net expenses
to average net assets	.85	.87	.93[d]	.91	.92
Ratio of net investment income
(loss) to average net assets	.44	(.03)	(.05)	(.12)	.07
Portfolio Turnover Rate	61.37	132.79	123.41	123.11	140.38
Net Assets, end of period ($ x 1,000)	3,917	125,761	151,892	153,021	177,668

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Represents information for ClassY shares of the fund’s predecessor, Bear Stearns S&P STARS Portfolio, through
April 30, 2004.
c	Based on average shares outstanding at each month end.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus S&P STARS Fund (the “fund”) is a separate non-diversified series of Dreyfus Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers three series, including the fund. The fund’s investment objective seeks to provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on July 15, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Company and the fund from “Dreyfus Premier Manager Funds I” and “Dreyfus Premier S&P STARS Fund” to “Dreyfus Manager Funds I” and “Dreyfus S&P STARS Fund”, respectively.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

to a CDSC imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in ClassT shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their ClassT shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investment in
Securities	320,761,566	—	—	320,761,566
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2009,The Bank of New York Mellon earned $189,310 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Issuers in which the fund held 5% or more of the outstanding voting securities are defined as “affiliated” in the Act.The following summarizes affiliated issuers during the period ended March 31, 2009:

Shares

	Beginning			End of	Dividend	Market
Name of issuer	of Period	Purchases	Sales	Period Income ($)		Value ($

Denny’s	5,650,000	—	5,650,000	—	—	—

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended March 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $600,559,203 and unrealized depreciation $102,130,312. In addition, the fund had $74,834,522 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2009. If not applied, $385,319,986 of the carryover expires in fiscal 2011, $124,869,671 expires in fiscal 2012 and $90,369,546 expires in fiscal 2017.

During the period ended March 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $1,103,877 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to May 1, 2008, the fund had the ability to borrow up to $50 million for leveraging purposes under a short-term unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) and participated with other Dreyfus-managed funds in a $100 million BNYM Facility. Effective May 1, 2008, the fund participates with other Dreyfus-managed funds in a $300 million BNYM Facility primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the BNYM Facility limits the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility.

The average daily amount of borrowings outstanding under the BNYM Facilities during the period ended March 31, 2009 was approximately $1,676,400, with a related weighted average annualized interest rate of 2.17%.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average daily net assets from April 1, 2008 through August 1, 2009.The reduction in management fee, pursuant to the undertaking, amounted to $550,584 during the period ended March 31, 2009.

The fund has agreed to pay a license fee at the annual rate of .15% of the value of the fund’s average daily net assets for the use of certain of Standard & Poor’s proprietary tradenames and trademarks.

During the period ended March 31, 2009, the Distributor retained $25,526 and $3,755 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $108,944 and $14,229 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2009, Class B, Class C and Class T shares were charged $615,076, $872,451 and $399,575, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2009, Class A, Class B, Class C and Class T shares were charged $314,600, $205,025, $290,817 and $399,575, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $661,588 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $83,741 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $59,858 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $5,070 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $173,086, Rule 12b-1 distribution plan fees $66,835, shareholder services plan fees $60,896, custodian fees $31,571, chief compliance officer fees $2,394 and transfer agency per account fees $116,032, which are offset against an expense reimbursement currently in effect in the amount of $24,711.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended March 31, 2009:

	Purchases ($)	Sales ($)

Long transactions	337,924,007	593,302,319
Short sale transactions	4,082,435	3,767,775
Total	342,006,442	597,070,094

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position.At March 31, 2009, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.

Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. At March 31, 2009, there were no open financial futures contracts outstanding.

At March 31, 2009, the cost of investments for federal income tax purposes was $422,891,878; accordingly, accumulated net unrealized depreciation on investments was $102,130,312, consisting of $8,639,090 gross unrealized appreciation and $110,769,402 gross unrealized depreciation.

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus S&P STARS Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus S&P STARS Fund (formerly, Dreyfus Premier S&P STARS Fund) (one of the series comprising Dreyfus Manager Funds I) (formerly, Dreyfus Premier Manager Funds I) as of March 31, 2009 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus S&P STARS Fund at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2010.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration, and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, front-end load, multi-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional multi-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the second quartile of its Performance Group and the third quartile of its Performance Universe for the one-year period ended December 31, 2008. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s management fee was lower than the Expense Group and Expense Universe medians, while the fund’s expense ratio was slightly higher than the Expense Group and the Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

Dr. Martin Peretz (69)
Board Member (2006)

Principal Occupation During Past 5 Years:

- Editor-in-Chief of The New Republic Magazine
- Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

- American Council of Trustees and Alumni, Director
- Pershing Square Capital Management, Advisor
- Montefiore Ventures, General Partner
- Harvard Center for Blood Research, Trustee
- Bard College, Trustee
- Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 33

Anne Wexler (79)
Board Member (2003)

Principal Occupation During Past 5 Years:

- Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present

Other Board Memberships and Affiliations:

- The Community Foundation for the National Capital Region, Director
- Member of the Council of Foreign Relations
- WETA-DC's Public TV and Radio Station, Vice Chairman

No. of Portfolios for which Board Member Serves: 47

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 76 investment companies (comprised of 172 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 172 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager - Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 193 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 189 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

The Fund 41

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

17	Financial Highlights

21	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Important Tax Information

34	Information About the Review and Approval of the Fund’s Management Agreement

38	Board Members Information

41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus S&P STARS Opportunities Fund

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present this annual report for Dreyfus S&P STARS Opportunities Fund, covering the 12-month period from April 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy and virtually all sectors and capitalization ranges of the stock markets. A relatively mild economic downturn over the first several months of 2008 was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged. On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus and support for troubled financial institutions. Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser.Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of April 1, 2008, through March 31, 2009, as provided by Fred Kuehndorf, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended March 31, 2009, Dreyfus S&P STARS Opportunities Fund’s Class A shares produced a total return of –35.89%, Class B shares returned –36.42%, Class C shares returned –36.41% and Class I shares returned –35.80%.1 In comparison, the fund’s benchmark, the S&P MidCap 400 Index, produced a total return of –36.09% for the same period.2,3

Stocks across all capitalization ranges fell sharply, particularly over the fourth quarter of 2008, due to intensifying financial and economic crises. The fund produced returns that were roughly in line with its benchmark, primarily stemming from strong stock selections in the hard-hit financials and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities that have been ranked at the time of purchase by Standard & Poor’s (S&P) analysts according to the Standard & Poor’s STock Appreciation Ranking System (or STARS). S&P’s research staff analyzes and ranks the stocks of approximately 1,500 issuers. We will principally use STARS to identify stocks in the highest two categories (four and five STARS) for purchase. The fund may, at times, short-sell securities in the lowest two categories (one and two STARS). When selecting investments, we analyze the stocks ranked by S&P analysts and select those that we believe have the best potential for capital appreciation. We consider various factors, including market segment, industry, earnings history, price-to-earnings ratio and management.

Financial Crisis and Recession Roiled Stock Markets

Stocks declined sharply in the midst of a global financial crisis and a deepening U.S. recession over the reporting period’s second half.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Slumping home values, rising unemployment and plunging consumer confidence produced one of the most severe downturns since the Great Depression. Meanwhile, a global financial crisis escalated over the summer of 2008. Despite aggressive efforts by monetary and government authorities to forestall further deterioration, risk-averse investors punished most stocks. Particularly severe declines during the fourth quarter of 2008 were partly offset by a rally late in the first quarter of 2009, as investors looked forward to potentially better economic conditions.

STARS Performed Relatively In Line with its Benchmark

The hard-hit financials sector represented the fund’s most significant area of positive relative performance. Underweighted exposure to the sector protected the fund, as did strong stock selections, such as People’s United Financial, a well managed regional bank with little exposure to the credit crisis, and Intercontinental Exchange, which benefited from rising trading volumes amid heightened volatility.The fund’s investments in the materials sector also fared relatively well, mainly on the strength of good timing in the sale of steel maker AK Steel Holding Corp. Among industrial stocks, we purchased shares of pump maker Flowserve after the stock had been severely punished, enabling the fund to benefit from its subsequent rebound.

Disappointments during the reporting period included underweighted exposure to utilities stocks, which comprised one of the benchmark’s better performing sectors. In addition, electricity producer The AES Corporation fell sharply due to a heavy debt load and falling commodity prices. Information technology companies Amdocs and Harris Corporation lost substantial value despite high rankings by STARS. Other technology firms, such as Teradyne, On Semiconductor and Satyam Computer Services, were sold after suffering steep losses. Finally, consumer staples company Estee Lauder lost about half of its value as consumers turned to less expensive goods.

Cautious Optimism Over the Longer Term

We have maintained a cautious approach in advance of the release of first-quarter earnings, which we expect to be disappointing.

4

Consequently, we recently have maintained a larger-than-usual number of holdings, as broader diversification can help protect the fund from unexpected declines in any single holding.

We are more optimistic over the longer term. With interest rates at historical lows, energy prices substantially lower than one year ago and the prospect of massive government spending to stimulate the U.S. economy, we believe that economic conditions may improve more than most analysts currently expect over the second half of 2009.

In our judgment,STARS’s discounted cash flow model may be especially well suited to identifying opportunities among beaten-down stocks that could lead the market higher in the early stages of an economic recovery. Companies with positive cash flows may be able to weather the downturn better — and seize opportunities more quickly when an upturn begins — than their less financially sound counterparts. Accordingly, we recently have established positions in industries and companies that historically have done well early in the economic cycle.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 17, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U. S. stock market.
3	“Standard & Poor’s®,”“S&P®” and “STARS®” are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund and is not an index fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of Dreyfus S&P STARS Opportunities Fund on 10/01/01 (inception date) to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Class A, B, C and I shares are subject to different sales charges and distribution and servicing fees. Performance for each share class in the line graph above includes returns for the predecessor fund and the current applicable sales loads.The fund’s other share classes have achieved different returns.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charges on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 3/31/09

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	10/1/01	(39.59)%	(1.57)%	2.40%
without sales charge	10/1/01	(35.89)%	(0.40)%	3.21%
Class B shares
with applicable redemption charge †	10/1/01	(38.97)%	(1.39)%	2.73%
without redemption	10/1/01	(36.42)%	(1.02)%	2.73%
Class C shares
with applicable redemption charge ††	10/1/01	(37.04)%	(1.02)%	2.58%
without redemption	10/1/01	(36.41)%	(1.02)%	2.58%
Class I shares	10/1/01	(35.80)%	(0.06)%	3.56%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class A, Class B, Class C and Class I shares shown in the table include the performance of the predecessor fund from October 1, 2001, to April 30, 2004, and are adjusted to reflect the applicable sales loads.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus S&P STARS Opportunities Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009
	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 5.88	$ 9.30	$ 9.09	$ 4.94
Ending value (after expenses)	$722.90	$719.90	$719.70	$723.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009
	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 6.89	$ 10.90	$ 10.65	$ 5.79
Ending value (after expenses)	$1,018.10	$1,014.11	$1,014.36	$1,019.20

† Expenses are equal to the fund’s annualized expense ratio of 1.37% for Class A, 2.17% for Class B, 2.12% for Class C, and 1.15% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS March 31, 2009

Common Stocks—98.2%	Shares	Value ($)

Consumer Discretionary—18.7%
Advance Auto Parts	114,500	4,703,660
Aeropostale	185,000 [a,b]	4,913,600
American Eagle Outfitters	234,000	2,864,160
Best Buy	74,000	2,809,040
Brinker International	37,000	558,700
Burger King Holdings	210,000 [a]	4,819,500
Coach	180,000 [b]	3,006,000
Dollar Tree	20,000 [b]	891,000
Family Dollar Stores	152,000 [a]	5,072,240
GameStop, Cl. A	158,000 [b]	4,427,160
ITT Educational Services	7,600 [a,b]	922,792
PetSmart	177,000	3,709,920
Under Armour, Cl. A	87,000 [a,b]	1,429,410
		40,127,182
Consumer Staples—.7%
BJ’s Wholesale Club	14,000 [a,b]	447,860
PepsiAmericas	13,400	231,150
Ralcorp Holdings	6,700 [b]	360,996
Universal	14,000	418,880
		1,458,886
Energy—6.4%
ENSCO International	87,000	2,296,800
FMC Technologies	12,700 [b]	398,399
Mariner Energy	180,000 [a,b]	1,395,000
Noble	167,650	4,038,688
Superior Energy Services	190,000 [b]	2,449,100
XTO Energy	102,000	3,123,240
		13,701,227
Financial—14.0%
American Financial Group	23,050	369,952
Associated Banc-Corp	182,000	2,810,080
Cullen/Frost Bankers	126,000	5,914,440
FirstMerit	26,800	487,760
HCC Insurance Holdings	23,700	597,003
Hospitality Properties Trust	30,850 [a]	370,200

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Hudson City Bancorp	458,000	5,354,020
IntercontinentalExchange	75,000 [b]	5,585,250
Nasdaq OMX Group	20,000 [a,b]	391,600
Nationwide Health Properties	25,000	554,750
People’s United Financial	358,000	6,433,260
Raymond James Financial	28,900 [a]	569,330
UDR	2,391	20,587
Westamerica Bancorporation	12,000 [a]	546,720
		30,004,952
Health Care—14.7%
C.R. Bard	20,000	1,594,400
Celgene	100,000 [b]	4,440,000
Cephalon	95,000 [a,b]	6,469,500
Edwards Lifesciences	5,800 [b]	351,654
Express Scripts	3,900 [b]	180,063
Gilead Sciences	124,000 [b]	5,743,680
Life Technologies	141,000 [b]	4,579,680
Mylan	235,000 [a,b]	3,151,350
Universal Health Services, Cl. B	11,000	421,740
Vertex Pharmaceuticals	162,000 [a,b]	4,654,260
		31,586,327
Industrial—14.6%
AGCO	14,250 [b]	279,300
Brink’s	10,100	267,246
C.H. Robinson Worldwide	124,000	5,655,640
Delta Air Lines	253,000 [a,b]	1,424,390
Dun & Bradstreet	6,500	500,500
Fastenal	133,000 [a]	4,276,615
Flowserve	80,000	4,489,600
Fluor	5,400	186,570
Goodrich	71,000	2,690,190
Jacobs Engineering Group	116,000 [b]	4,484,560
Landstar System	100,000	3,347,000
SPX	11,850	557,069
Stericycle	10,000 [b]	477,300

10

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
W.W. Grainger	40,000 [a]	2,807,200
		31,443,180
Information Technology—15.6%
Amdocs	130,000 [b]	2,407,600
CACI International, Cl. A	25,000 [b]	912,250
Computer Sciences	9,800 [b]	361,032
FactSet Research Systems	119,800 [a]	5,988,802
Global Payments	100,000	3,341,000
Harris	140,000	4,051,600
Nice Systems, ADR	190,000 [b]	4,723,400
Shanda Interactive Entertainment, ADR	192,000 [a,b]	7,589,760
Sybase	125,000 [a,b]	3,786,250
Tech Data	18,600 [b]	405,108
		33,566,802
Materials—8.2%
Airgas	130,000	4,395,300
Carpenter Technology	95,000	1,341,400
Crown Holdings	185,000 [b]	4,205,050
FMC	153,800	6,634,932
Minerals Technologies	13,700	439,085
Reliance Steel & Aluminum	20,000	526,600
		17,542,367
Telecommunication Services—1.2%
Frontier Communications	357,000	2,563,260
Utilities—4.1%
AES	256,000 [b]	1,487,360
NV Energy	71,400	670,446
ONEOK	110,000	2,489,300
Pepco Holdings	25,000	312,000
Questar	108,000	3,178,440
UGI	21,000	495,810
WGL Holdings	8,600	282,080
		8,915,436
Total Common Stocks
(cost $248,058,438)		210,909,619

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—2.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,451,000)	4,451,000 [c]	4,451,000

Investment of Cash Collateral
for Securities Loaned—18.0%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $38,613,390)	38,613,390 [c]	38,613,390

Total Investments (cost $291,122,828)	118.2%	253,974,009
Liabilities, Less Cash and Receivables	(18.2%)	(39,170,487)
Net Assets	100.0%	214,803,522

ADR—American Depository Receipts
a All or a portion of these securities are on loan.At March 31, 2009, the total market value of the fund’s securities on loan is $38,618,856 and the total market value of the collateral held by the fund is $38,613,390.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Money Market Investments	20.0	Materials	8.2
Consumer Discretionary	18.7	Energy	6.4
Information Technology	15.6	Utilities	4.1
Health Care	14.7	Telecommunication Services	1.2
Industrial	14.6	Consumer Staples	.7
Financial	14.0		118.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $38,618,856)—Note 1(b):
Unaffiliated issuers			248,058,438	210,909,619
Affiliated issuers			43,064,390	43,064,390
Dividends and interest receivable				215,348
Receivable for shares of Beneficial Interest subscribed				103,417
Receivable for investment securities sold				9,998
Prepaid expenses				20,653
				254,323,425
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				182,227
Cash overdraft due to Custodian				79,521
Liability for securities on loan—Note 1(b)				38,613,390
Payable for shares of Beneficial Interest redeemed				413,166
Payable for licence fee				77,815
Interest payable—Note 2				480
Accrued expenses				153,304
				39,519,903
Net Assets ($)				214,803,522
Composition of Net Assets ($):
Paid-in capital				323,179,700
Accumulated undistributed investment income—net				44,561
Accumulated net realized gain (loss) on investments				(71,271,920)
Accumulated net unrealized appreciation
(depreciation) on investments				(37,148,819)
Net Assets ($)				214,803,522

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	118,636,521	9,345,123	34,705,594	52,116,284
Shares Outstanding	8,380,118	692,899	2,570,568	3,584,481
Net Asset Value Per Share ($)	14.16	13.49	13.50	14.54

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended March 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $10,152 foreign taxes withheld at source):
Unaffiliated issuers	2,707,654
Affiliated issuers	96,922
Income from securities lending	438,568
Interest	27,418
Total Income	3,270,562
Expenses:
Management fee—Note 3(a)	1,712,930
Shareholder servicing costs—Note 3(c)	1,058,232
Distribution fees—Note 3(b)	524,614
License fee—Note 3(a)	363,472
Registration fees	73,420
Professional fees	59,958
Prospectus and shareholders’ reports	41,269
Custodian fees—Note 3(c)	21,537
Trustees’ fees and expenses—Note 3(d)	19,058
Interest expense—Note 2	3,097
Loan commitment fees—Note 2	24
Miscellaneous	23,036
Total Expenses	3,900,647
Less—reduction in management fee
due to undertaking—Note 3(a)	(152,844)
Less—reduction in fees due to
earnings credits—Note 1(b)	(19,607)
Net Expenses	3,728,196
Investment (Loss)—Net	(457,634)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	(53,844,088)
Short sale transactions	(1,128,666)
Net Realized Gain (Loss)	(54,972,754)
Net unrealized appreciation (depreciation)
on investments and securities sold short	(67,686,820)
Net Realized and Unrealized Gain (Loss) on Investments	(122,659,574)
Net (Decrease) in Net Assets Resulting from Operations	(123,117,208)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,

	2009[a]	2008[b]

Operations ($):
Investment (loss)—net	(457,634)	(2,440,233)
Net realized gain (loss) on investments	(54,972,754)	(4,030,634)
Net unrealized appreciation
(depreciation) on investments	(67,686,820)	(5,104,010)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(123,117,208)	(11,574,877)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	(7,348)	(3,337,622)
Class B Shares	(725)	(481,989)
Class C Shares	(3,071)	(1,781,319)
Class I Shares	(3,219)	(813,868)
Class T Shares	(946)	(526,699)
Total Dividends	(15,309)	(6,941,497)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	73,359,154	70,220,089
Class B Shares	4,496,114	2,857,932
Class C Shares	12,316,262	20,858,820
Class I Shares	35,527,445	16,996,183
Class T Shares	2,498,431	3,131,513
Net assets received in connection
with reorganization—Note 1	45,653,673	—
Dividends reinvested:
Class A Shares	6,898	3,046,140
Class B Shares	657	440,113
Class C Shares	1,497	768,885
Class I Shares	1,775	756,627
Class T Shares	856	474,667
Cost of shares redeemed:
Class A Shares	(52,379,433)	(49,110,232)
Class B Shares	(6,168,255)	(9,163,428)
Class C Shares	(22,407,514)	(13,937,048)
Class I Shares	(10,387,325)	(8,609,295)
Class T Shares	(16,349,571)	(5,016,203)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	66,170,664	33,714,763
Total Increase (Decrease) in Net Assets	(56,961,853)	15,198,389
Net Assets ($):
Beginning of Period	271,765,375	256,566,986
End of Period	214,803,522	271,765,375
Undistributed investment income—net	44,561	—

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31,

	2009[a]	2008[b]

Capital Share Transactions:
Class Ac,d
Shares sold	3,402,077	2,881,114
Shares issued in connection with reorganization—Note 1	2,105,427	—
Shares issued for dividends reinvested	493	122,188
Shares redeemed	(3,050,808)	(2,076,949)
Net Increase (Decrease) in Shares Outstanding	2,457,189	926,353
Class Bc
Shares sold	55,117	121,432
Shares issued in connection with reorganization—Note 1	208,031	—
Shares issued for dividends reinvested	49	18,338
Shares redeemed	(348,921)	(394,876)
Net Increase (Decrease) in Shares Outstanding	(85,724)	(255,106)
Class C
Shares sold	465,117	880,842
Shares issued in connection with reorganization—Note 1	298,291	—
Shares issued for dividends reinvested	112	32,024
Shares redeemed	(1,340,612)	(614,076)
Net Increase (Decrease) in Shares Outstanding	(577,092)	298,790
Class I
Shares sold	2,094,868	686,707
Shares issued in connection with reorganization—Note 1	429,131	—
Shares issued for dividends reinvested	124	29,614
Shares redeemed	(591,366)	(350,652)
Net Increase (Decrease) in Shares Outstanding	1,932,757	365,669
Class Td
Shares sold	110,881	128,652
Shares issued in connection with reorganization—Note 1	22,260	—
Shares issued for dividends reinvested	62	18,933
Shares redeemed	(1,046,563)	(212,257)
Net Increase (Decrease) in Shares Outstanding	(913,360)	(64,672)

a	Effective close of business on February 4, 2009, the fund no longer offers Class T shares.
b	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
c	During the period ended March 31, 2009, 95,982 Class B shares representing $1,751,226, were automatically converted to 91,822 Class A shares and during the period ended March 31, 2008, 47,062 Class B shares representing $1,084,601 were automatically converted to 45,334 Class A shares.
d	On the close of business on February 4, 2009, 787,121 Class T shares representing $11,240,087 were automatically converted to 783,281 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,

Class A Shares	2009	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	22.09	23.21	22.87	17.21	14.40
Investment Operations:
Investment income (loss)—net[b]	.00[c]	(.14)	(.13)	(.13)	(.11)
Net realized and unrealized
gain (loss) on investments	(7.93)	(.43)	.79	5.98	2.92
Total from Investment Operations	(7.93)	(.57)	.66	5.85	2.81
Distributions:
Dividends from net realized
gain on investments	(.00)[c]	(.55)	(.32)	(.19)	—
Net asset value, end of period	14.16	22.09	23.21	22.87	17.21
Total Return (%)[d]	(35.89)	(2.79)	3.05	34.18	19.51[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.42	1.32	1.37	1.43	1.29[e]
Ratio of net expenses
to average net assets	1.34	1.32[f]	1.37[f]	1.43[f]	1.29[e,f]
Ratio of net investment income
(loss) to average net assets	.01	(.58)	(.59)	(.73)	(.71)[e]
Portfolio Turnover Rate	61.21	38.78	48.55	32.78	66.27
Net Assets, end of period ($ x 1,000)	118,637	130,865	115,991	29,992	441

a	From May 1, 2004 (commencement of operations) to March 31, 2005.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class B Shares	2009	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	21.22	22.49	22.33	16.90	15.04
Investment Operations:
Investment (loss)—net[b]	(.16)	(.32)	(.29)	(.26)	(.22)
Net realized and unrealized
gain (loss) on investments	(7.57)	(.40)	.77	5.88	2.22
Total from Investment Operations	(7.73)	(.72)	.48	5.62	2.00
Distributions:
Dividends from net realized
gain on investments	(.00)[c]	(.55)	(.32)	(.19)	(.14)
Net asset value, end of period	13.49	21.22	22.49	22.33	16.90
Total Return (%)[d]	(36.42)	(3.50)	2.27	33.44	13.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.27	2.09	2.16	2.26	2.41
Ratio of net expenses
to average net assets	2.14	2.09[e]	2.15	2.00	1.95
Ratio of net investment (loss)
to average net assets	(.87)	(1.37)	(1.37)	(1.40)	(1.40)
Portfolio Turnover Rate	61.21	38.78	48.55	32.78	66.27
Net Assets, end of period ($ x 1,000)	9,345	16,521	23,244	24,459	17,329

a	Represents information for Class B shares of the fund’s predecessor, Bear Stearns S&P STARS Opportunities
Portfolio, through April 30, 2004.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

18

		Year Ended March 31,

Class C Shares	2009	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	21.23	22.49	22.34	16.90	15.05
Investment Operations:
Investment (loss)—net[b]	(.15)	(.31)	(.28)	(.26)	(.22)
Net realized and unrealized
gain (loss) on investments	(7.58)	(.40)	.75	5.89	2.21
Total from Investment Operations	(7.73)	(.71)	.47	5.63	1.99
Distributions:
Dividends from net realized
gain on investments	(.00)[c]	(.55)	(.32)	(.19)	(.14)
Net asset value, end of period	13.50	21.23	22.49	22.34	16.90
Total Return (%)[d]	(36.41)	(3.46)	2.22	33.50	13.42
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.12	2.05	2.13	2.23	2.41
Ratio of net expenses
to average net assets	2.08	2.05[e]	2.12	2.00	1.95
Ratio of net investment (loss)
to average net assets	(.81)	(1.31)	(1.34)	(1.38)	(1.46)
Portfolio Turnover Rate	61.21	38.78	48.55	32.78	66.27
Net Assets, end of period ($ x 1,000)	34,706	66,835	64,081	29,057	11,398

a	Represents information for Class C shares of the fund’s predecessor, Bear Stearns S&P Opportunities Portfolio, through April 30, 2004.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class I Shares	2009	2008[a]	2007	2006	2005[b]

Per Share Data ($):
Net asset value, beginning of period	22.65	23.75	23.34	17.48	15.41
Investment Operations:
Investment income (loss)—net[c]	.05	(.11)	(.09)	(.06)	(.08)
Net realized and unrealized
gain (loss) on investments	(8.16)	(.44)	.82	6.11	2.29
Total from Investment Operations	(8.11)	(.55)	.73	6.05	2.21
Distributions:
Dividends from net realized
gain on investments	(.00)[d]	(.55)	(.32)	(.19)	(.14)
Net asset value, end of period	14.54	22.65	23.75	23.34	17.48
Total Return (%)	(35.80)	(2.60)	3.25	34.79	14.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.24	1.17	1.15	1.18	1.44
Ratio of net expenses
to average net assets	1.16	1.17[e]	1.15[e]	1.00	.99
Ratio of net investment income
(loss) to average net assets	.30	(.43)	(.38)	(.32)	(.51)
Portfolio Turnover Rate	61.21	38.78	48.55	32.78	66.27
Net Assets, end of period ($ x 1,000)	52,116	37,414	30,544	11,442	401

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Represents information for ClassY shares of the fund’s predecessor, Bear Stearns S&P STARS Opportunities
Portfolio, through April 30, 2004.
c	Based on average shares outstanding at each month end.
d	Amount represents less than $.01 per share.
e	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus S&P STARS Opportunities Fund (the “fund”) is a separate non-diversified series of Dreyfus Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers three series, including the fund.The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on July 15, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Company and the fund from “Dreyfus Premier Manager Funds I” and “Dreyfus Premier S&P STARS Opportunities Fund” to “Dreyfus Manager Funds I” and “Dreyfus S&P STARS Opportunities Fund”, respectively.

As of the close of business on December 17, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to the liabilities, of Dreyfus Midcap Stock Fund, a series of The Dreyfus/Laurel Funds, Inc. (“Midcap Stock”) were transferred to the fund in exchange for corresponding class of shares of Beneficial Interest of the fund of equal value. Shareholders of Class A, Class B, Class C, Class I and Class T shares of Midcap Stock received Class A, Class B, Class C, Class I and Class T shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Midcap Stock Fund at the time of the exchange. The net asset value of the fund’s shares on the close of business December 17, 2008, after the reorganization was $14.96 for Class A, $14.28 for Class B, $14.30 for Class C, $15.35 for Class I and $14.89 for Class T shares, and a total of 2,105,427 Class A shares, 208,031 Class B shares, 298,291 Class C shares, 429,131 Class I shares and 22,260 Class T shares, representing net assets of $45,653,673 (including $23,332,022 net unrealized

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

depreciation on investments) were issued to shareholders of Midcap Stock in the exchange. The exchange was a tax-free event to the Midcap Stock shareholders.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares,

22

in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investment in
Securities	253,974,009	—	—	253,974,009
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2009,The Bank of New York Mellon earned $146,189 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

26

Each of the tax years in the four-year period ended March 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $16,142,749 and unrealized depreciation $37,614,888. In addition, the fund had $54,618,541 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax puposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2009. If not applied, $8,232,133 of the carryover expires in fiscal 2015, $3,554,390 expires in fiscal 2016 and $4,356,226 expires in fiscal 2017. As a result of the fund's merger with Dreyfus Midcap Stock Fund, $11,786,523 of acquired capital losses are subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2009 and March 31, 2008 were as follows: long-term capital gains $15,309 and $6,941,497, respectively.

During the period ended March 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, real estate investment trusts and the reversal of wash sales and capital loss carryover from the merger with Dreyfus Midcap Stock Fund, the fund increased accumulated undistributed investment income-net by $502,195, decreased accumulated net realized gain (loss) on investments by $11,783,185 and increased paid-in capital by $11,280,990. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to May 1, 2008, the fund participated with other Dreyfus-managed funds in a $100 million unsecured line of credit provided by The

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Bank of New York Mellon (the “BNYM Facility”). Effective May 1, 2008, the fund participates with other Dreyfus-managed funds in a $300 million BNYM Facility primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the BNYM Facility limits the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility.

The average daily amount of borrowings outstanding under the BNYM Facilities during the period ended March 31, 2009, was approximately $112,100 with related weighted average annualized interest rate of 2.76%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, until December 17, 2009, to waive receipt of its fees and/or assume the expenses of the fund, so that the net operating expenses of Class A, Class B, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder service fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%.The reduction in management fee, pursuant to the undertaking, amounted to $152,844 during the period ended March 31, 2009.

The fund has agreed to pay a license fee at the annual rate of .15% of the value of the fund’s average daily net assets for the use of certain Standard & Poor’s proprietary tradenames and trademarks.

During the period ended March 31, 2009, the Distributor retained $14,408 and $753 from commissions earned on sales of the fund’s Class A and ClassT shares,respectively,and $14,895 and $18,081 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

28

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2009, Class B, Class C and Class T shares were charged $95,554, $393,327 and $35,733, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2009, Class A, Class B, Class C and Class T shares were charged $306,258, $31,852, $131,109 and $35,733, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $163,832 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $19,607 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $21,537 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $5,070 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $121,464, Rule 12b-1 distribution plan fees $27,031, shareholder services plan fees $33,030, custodian fees $9,672, chief compliance officer fees $2,394 and transfer agency per account fees $44,301, which are offset against an expense reimbursement currently in effect in the amount of $55,665.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended March 31, 2009:

	Purchases ($)	Sales ($)

Long transactions	207,172,142	146,870,079
Short sale transactions	6,668,050	—
Total	213,840,192	146,870,079

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position.At March 31, 2009, there were no securities sold short outstanding.

30

At March 31, 2009, the cost of investments for federal income tax purposes was $291,588,897; accordingly, accumulated net unrealized depreciation on investments was $37,614,888, consisting of $13,217,738 gross unrealized appreciation and $50,832,626 gross unrealized depreciation.

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus S&P STARS Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus S&P STARS Opportunities Fund (formerly, Dreyfus Premier S&P STARS Opportunities Fund) (one of the series comprising Dreyfus Manager Funds I) (formerly, Dreyfus Premier Manager Funds I) as of March 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus S&P STARS Opportunities Fund at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0012 per share as a long-term capital gain distribution paid on December 3, 2008.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2010.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration, and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

34

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, front-end load, mid-cap growth funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional mid-cap growth funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the first quartile of both its Performance Group and Performance Universe for the one-year period ended December 31, 2008. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s management fee and expense ratio were both lower than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of

36

scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 37

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 76 investment companies (comprised of 172 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 172 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager - Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 193 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 189 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $207,291 in 2008 and $110,548 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2008 and $31,656 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $16,148 in 2008 and $13,536 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,265 in 2008 and $236 in 2009. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,263,238 in 2008 and $17,417,147 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Manager Funds I

By:	/s/ J. David Officer
J. David Officer,
President

Date:	May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	May 28, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	May 28, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)